Exceptional items and remeasurements	6 Months Ended
Sep. 30, 2023
Exceptional Items And Remeasurements [Abstract]
Exceptional items and remeasurements
4. Exceptional items and remeasurements

To monitor our segmental financial performance, we use an adjusted consolidated profit measure that excludes certain income and expenses. We exclude items from adjusted profit because, if included, these items could distort understanding of our performance in the period and the comparability between periods. With respect to restructuring costs, these represent additional expenses incurred that are not related to normal business and day‑to-day activities. These can take place over multiple reporting periods given the scale of the Group, the nature and complexity of the transformation initiatives and due to the impact of strategic transactions.

Remeasurements comprise unrealised gains or losses recorded in the consolidated income statement arising from changes in the fair value of certain financial assets and liabilities categorised as held at fair value through profit and loss (FVTPL). Once the fair value movements are realised (for example, when the derivative matures), the previously recognised fair value movements are then reversed through remeasurements and recognised within earnings before exceptional items and remeasurements. These assets and liabilities include commodity contracts and derivative financial instruments to the extent that hedge accounting is either not achieved or is not effective. We have also classified the unrealised gains or losses reported in profit and loss on certain additional assets treated as FVTPL within remeasurements. These relate to financial assets (which fail the ‘solely payments of principal and interest test’ under IFRS 9), the money market fund investments used by Group Treasury for cash management purposes and the net foreign exchange gains and losses on borrowing activities. These are offset by foreign exchange losses and gains on financing derivatives measured at fair value. In all cases, these fair values increase or decrease because of changes in foreign exchange, commodity or other financial indices over which we have no control.

Six months ended 30 September 2023	Exceptional items £m	Remeasurements £m	Total £m
Included within operating profit from continuing operations
Cost efficiency programme	(39)	—	(39)
Transaction, separation and integration costs¹	(11)	—	(11)
IFA1 fire insurance proceeds	92	—	92
Net gains on commodity contract derivatives	—	41	41
	42	41	83

Six months ended 30 September 2022²	Exceptional items £m	Remeasurements £m	Total £m
Included within operating profit from continuing operations
Net gain on disposal of NECO	511	—	511
Cost efficiency programme	(61)	—	(61)
Transaction, separation and integration costs[1]	(65)	—	(65)
IFA1 fire insurance proceeds	33	—	33
Net gains on commodity contract derivatives	—	65	65
	418	65	483
1.Transaction, separation and integration costs represent the aggregate of distinct activities undertaken by the Group in the periods presented.
2.Comparative amounts have been re-presented to reflect the classification of the FAA option as held for sale and within discontinued operations.

Cost efficiency programme: During the period, the Group incurred a further £39 million (2022: £61 million) of costs in relation to the major cost efficiency programme announced in November 2021, that targeted at least £400 million savings per annum across the Group by the end of three years. The costs recognised in the period primarily relate to redundancy provisions, employee costs and professional fees incurred in delivering the programme. Whilst the costs incurred during the period do not meet the quantitative threshold to be classified as exceptional on a standalone basis, when taken in aggregate with the £142 million of costs incurred since the announcement of the programme, the costs qualify for exceptional treatment in line with our exceptional items policy. Estimated costs expected to be incurred over the remainder of the programme to 31 March 2024 remain consistent with those disclosed in the Annual Report and Accounts for year the ended 31 March 2023. The total cash outflow for the period in relation to these costs was £28 million (2022: £38 million).

Transaction, separation and integration costs: During the period, £11 million (2022: £65 million) of transaction and separation costs were incurred in relation to the disposals of NECO and the UK Gas Transmission business (see note 6) and the integration of NGED. The costs incurred primarily relate to legal fees, professional fees, and employee costs. The costs have been classified as exceptional, consistent with similar costs for the year ended 31 March 2023 and past precedent. The total cash outflow for the period in relation to these costs was £9 million (2022: £59 million).
4. Exceptional items and remeasurements (continued)

IFA1 interconnector insurance recovery: In September 2021, a fire at the IFA1 converter station in Sellindge, Kent caused significant damage to infrastructure on-site. In the period, the Group recognised net insurance claims of £92 million (2022: £33 million) which were recognised as exceptional in line with our exceptional items policy and consistent with related claims in the prior year. The total cash inflow in the period in relation to the property damage insurance proceeds was £nil (2022: £33 million).

Net gain on disposal of NECO: During the prior period, the Group recognised a gain of £511 million on the disposal of 100% of the share capital of NECO to PPL Rhode Island Holdings, LLC for cash consideration of £3.1 billion ($3.9 billion). The receipt of cash was recognised within net cash used in investing activities within the consolidated cash flow statement.

Details of remeasurements, tax exceptional items and the tax effect of exceptional items and remeasurements are also provided in this note.

Six months ended 30 September 2023	Exceptional items £m	Remeasurements £m	Total £m
Included within operating profit from continuing operations	42	41	83
Included within net finance costs (note 5)
Net gains on derivative financial instruments	—	34	34
Net losses on financial assets at fair value through profit and loss	—	(8)	(8)
	—	26	26
Included within share of post-tax results of joint ventures and associates
Net gains on financial instruments	—	12	12
	—	12	12

Total included within profit before tax from continuing operations	42	79	121
Tax on exceptional items and remeasurements	1	(21)	(20)
Total exceptional items and remeasurements after tax from continuing operations	43	58	101

Six months ended 30 September 2022¹	Exceptional items £m	Remeasurements £m	Total £m
Included within operating profit from continuing operations	418	65	483
Included within net finance costs (note 5)
Net gains on derivative financial instruments	—	140	140
Net losses on financial assets at fair value through profit and loss	—	(32)	(32)
	—	108	108
Included within share of post-tax results of joint ventures and associates
Net losses on financial instruments	—	(19)	(19)
	—	(19)	(19)

Total included within profit before tax from continuing operations	418	154	572
Tax on exceptional items and remeasurements	(221)	(49)	(270)
Total exceptional items and remeasurements after tax from continuing operations	197	105	302
1.Comparative amounts have been re-presented to reflect the classification of the FAA option as held for sale and within discontinued operations.